EXHIBIT 99.1

VEECO REPORTS FOURTH QUARTER AND FISCAL YEAR 2018 FINANCIAL RESULTS

Fourth Quarter 2018 Highlights:

•	Revenues of $99.0 million, compared with $139.7 million in the same period last year
•	GAAP net loss of $144.7 million, or $3.11 loss per diluted share
•	Non-GAAP net loss of $7.5 million, or $0.16 loss per diluted share

Plainview, N.Y., February 11, 2019 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its fourth quarter and fiscal year ended December 31, 2018. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

	4th Quarter		Full Year
GAAP Results	Q4 '18	Q4 '17	2018	2017
Revenue	$99.0	$139.7	$542.1	$475.7
Net income (loss)	$(144.7)	$(8.5)	$(407.1)	$(51.4)
Diluted earnings (loss) per share	$(3.11)	$(0.18)	$(8.63)	$(1.16)

	4th Quarter		Full Year
Non-GAAP Results	Q4 '18	Q4 '17	2018	2017
Net income (loss)	$(7.5)	$6.0	$14.2	$16.8
Operating income (loss)	$(6.9)	$7.3	$23.2	$23.2
Diluted earnings (loss) per share	$(0.16)	$0.13	$0.30	$0.38

Based on a reduction in Veeco’s stock price during the fourth quarter, the Company recorded a goodwill impairment charge of $123 million for GAAP results.  This is a non-cash charge and does not affect liquidity, day to day operations or Non-GAAP results of the company.

"Commoditization of the MOCVD market for LEDs in China has reduced our revenue significantly, and is reflected in our fourth quarter results,” commented William J. Miller, Ph.D., Chief Executive Officer.  “However, we are excited about our future as we see order activity in leading edge, Front-End Semiconductor and exciting growth opportunities in Compound Semiconductor and Advanced Packaging.”

Guidance and Outlook

The following guidance is provided for Veeco’s first quarter 2019:

•	Revenue is expected in the range of $85 million to $105 million
•	Non-GAAP operating income (loss) is expected in the range of ($12) million to ($3) million
•	GAAP earnings (loss) per share are expected in the range of ($0.59) to ($0.39)
•	Non-GAAP earnings (loss) per share are expected in the range of ($0.30) to ($0.10)

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, February 11, 2019 starting at 5:00pm ET. To join the call, dial 1-800-239-9838 (toll free) or 1-929-477-0448 and use passcode 8815152. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 8:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

New Accounting Standard

The Company adopted the new accounting standard, ASC 606, related to revenue recognition, effective January 1, 2018. The prior periods presented here have been recast to reflect the adoption of this new standard.

About Veeco

Veeco (NASDAQ: VECO) is a leading manufacturer of innovative semiconductor process equipment. Our proven MOCVD, lithography, laser annealing, ion beam and single wafer etch & clean technologies play an integral role in producing LEDs for solid-state lighting and displays, and in the fabrication of advanced semiconductor devices. With equipment designed to maximize performance, yield and cost of ownership, Veeco holds technology leadership positions in all these served markets. To learn more about Veeco's innovative equipment and services, visit www.veeco.com.

Forward-looking Statements

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2017 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors: Media:

Anthony Bencivenga 516-677-0200 x1272David Pinto 408-325-6157

abencivenga@veeco.comdpinto@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31,		Year ended December 31,
	2018	2017	2018	2017
Net sales	$98,972	$139,661	$542,082	$475,686
Cost of sales	63,713	84,309	348,363	299,458
Gross profit	35,259	55,352	193,719	176,228
Operating expenses, net:
Research and development	24,962	24,318	97,755	81,987
Selling, general, and administrative	21,218	28,675	92,060	100,250
Amortization of intangible assets	4,249	13,753	32,351	35,475
Restructuring	887	2,246	8,556	11,851
Acquisition costs	53	1,510	2,959	17,786
Asset impairment	122,829	—	375,172	1,139
Other, net	42	(165)	368	(392)
Total operating expenses, net	174,240	70,337	609,221	248,096
Operating income (loss)	(138,981)	(14,985)	(415,502)	(71,868)
Interest expense, net	(4,485)	(4,753)	(18,332)	(17,122)
Income (loss) before income taxes	(143,466)	(19,738)	(433,834)	(88,990)
Income tax expense (benefit)	1,208	(11,259)	(26,746)	(37,594)
Net income (loss)	$(144,674)	$(8,479)	$(407,088)	$(51,396)

Income (loss) per common share:
Basic	$(3.11)	$(0.18)	$(8.63)	$(1.16)
Diluted	$(3.11)	$(0.18)	$(8.63)	$(1.16)

Weighted average number of shares:
Basic	46,551	47,037	47,151	44,174
Diluted	46,551	47,037	47,151	44,174

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$212,273	$279,736
Restricted cash	809	847
Short-term investments	48,189	47,780
Accounts receivable, net	66,808	98,866
Contract assets	10,397	160
Inventories	156,311	120,266
Deferred cost of sales	3,072	15,994
Prepaid expenses and other current assets	22,221	33,437
Total current assets	520,080	597,086
Property, plant and equipment, net	80,284	85,058
Intangible assets, net	85,149	369,843
Goodwill	184,302	307,131
Deferred income taxes	1,869	3,047
Other assets	29,132	25,310
Total assets	$900,816	$1,387,475

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$39,611	$50,318
Accrued expenses and other current liabilities	46,450	58,068
Customer deposits and deferred revenue	72,736	112,032
Income taxes payable	1,256	3,846
Total current liabilities	160,053	224,264
Deferred income taxes	5,690	36,845
Long-term debt	287,392	275,630
Other liabilities	9,906	10,643
Total liabilities	463,041	547,382

Total stockholders’ equity	437,775	840,093

Total liabilities and stockholders’ equity	$900,816	$1,387,475

Veeco Instruments Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments

		Share-Based
Three months ended December 31, 2018	GAAP	Compensation	Amortization	Other	Non-GAAP
Net sales	$98,972				$98,972
Gross profit	35,259	282		134	35,675
Gross margin	35.6%				36.0%
Research and development	24,962	(883)			24,079
Selling, general, and administrative and Other, net	21,260	(2,024)		(723)	18,513
Net income (loss)	(144,674)	3,353	4,249	129,532	(7,540)

Income (loss) per common share:
Basic	$(3.11)				$(0.16)
Diluted	(3.11)				(0.16)
Weighted average number of shares:
Basic	46,551				46,551
Diluted	46,551				46,551

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended December 31, 2018
Restructuring	722
Acquisition related	53
Release of inventory fair value step-up associated with the Ultratech purchase accounting	70
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	190
Accelerated depreciation	597
Asset impairment	122,829
Non-cash interest expense	3,023
Non-GAAP tax adjustment *	2,048
Total Other	129,532

*- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments

		Share-based
Three months ended December 31, 2017	GAAP	Compensation	Amortization	Other	Non-GAAP
Net sales	$139,661				$139,661
Gross profit	55,352	607		537	56,496
Gross margin	39.6%				40.5%
Research and development	24,318	(971)			23,347
Selling, general, and administrative and Other, net	28,510	(2,668)		(196)	25,646
Net income (loss)	(8,479)	4,220	13,753	(3,460)	6,034

Income (loss) per common share:
Basic	$(0.18)				$0.13
Diluted	(0.18)				0.13
Weighted average number of shares:
Basic	47,037				47,109
Diluted	47,037				47,208

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended December 31, 2017
Restructuring	2,073
Acquisition related	1,510
Release of inventory fair value step-up associated with the Ultratech purchase accounting	440
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	293
Non-cash interest expense	2,805
Non-GAAP tax adjustment *	(10,581)
Total Other	(3,460)

*- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments, as well as the exclusion of certain tax benefits attributed to the change in U.S. taxlaws.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	December 31, 2018	December 31, 2017
GAAP Net income (loss)	$(144,674)	$(8,479)
Share-based compensation	3,353	4,220
Amortization	4,249	13,753
Restructuring	722	2,073
Acquisition related	53	1,510
Release of inventory fair value step-up associated with the Ultratech purchase accounting	70	440
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	190	293
Accelerated depreciation	597	—
Asset impairment	122,829	—
Interest (income) expense	4,485	4,753
Income tax expense (benefit)	1,208	(11,259)
Non-GAAP Operating income (loss)	$(6,918)	$7,304

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments

		Share-based
For the year ended December 31, 2018	GAAP	Compensation	Amortization	Other	Non-GAAP
Net sales	$542,082				$542,082
Gross profit	193,719	1,885		2,849	198,453
Gross margin	35.7%				36.6%
Research and development	97,755	(3,611)			94,144
Selling, general, and administrative and Other	92,428	(9,417)		(1,863)	81,148
Net income (loss)	(407,088)	16,074	32,351	372,862	14,199

Income (loss) per common share:
Basic	$(8.63)				$0.30
Diluted	(8.63)				0.30
Weighted average number of shares:
Basic	47,151				47,171
Diluted	47,151				47,199

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

For the year ended December 31, 2018
Restructuring	7,395
Acquisition related	2,959
Release of inventory fair value step-up associated with the Ultratech purchase accounting	2,516
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	1,011
Accelerated depreciation	1,184
Asset impairment	375,172
Non-cash interest expense	11,762
Non-GAAP tax adjustment *	(29,137)
Total Other	372,862

*- The 'with or without' method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments

		Share-based
For the year ended December 31, 2017	GAAP	Compensation	Amortization	Other	Non-GAAP
Net sales	$475,686				$475,686
Gross profit	176,228	2,505		10,075	188,808
Gross margin	37.0%				39.7%
Research and development	81,987	(2,957)			79,030
Selling, general, and administrative and Other	99,858	(12,851)		(466)	86,541
Net income (loss)	(51,396)	24,396	35,475	8,368	16,843

Income (loss) per common share:
Basic	$(1.16)				$0.38
Diluted	(1.16)				0.38
Weighted average number of shares:
Basic	44,174				44,247
Diluted	44,174				44,486

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

For the year ended December 31, 2017
Restructuring	9,971
Acquisition related	13,583
Release of inventory fair value step-up associated with the Ultratech purchase accounting	9,664
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	695
Accelerated depreciation	180
Asset impairment	1,139
Non-cash interest expense	10,446
Non-GAAP tax adjustment *	(37,310)
Total Other	8,368

* The 'with or without' method is utilized to determine the income tax effect of all Non-GAAP adjustments, as well as the exclusion of certain tax benefits attributed to the change in U.S. tax laws and the release of FIN48 reserves.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)

(unaudited)

	Year ended	Year ended
	December 31, 2018	December 31, 2017
GAAP Net income (loss)	$(407,088)	$(51,396)
Share-based compensation	16,074	24,396
Amortization	32,351	35,475
Restructuring	7,395	9,971
Acquisition related	2,959	13,583
Release of inventory fair value step-up associated with the Ultratech purchase accounting	2,516	9,664
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	1,011	695
Accelerated depreciation	1,184	180
Asset impairment	375,172	1,139
Interest (income) expense	18,332	17,122
Income tax expense (benefit)	(26,746)	(37,594)
Non-GAAP Operating income (loss)	$23,160	$23,235

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments

				Share-based
Guidance for the three months ending March 31, 2019	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$85	-	$105				$85	-	$105

Gross profit	28	-	37	1	—	—	29	-	38
Gross margin	33%	-	35%				34%	-	36%

Net income (loss)	$(28)	-	$(19)	4	4	6	$(14)	-	$(5)

Income (loss) per diluted common share	$(0.59)	-	$(0.39)				$(0.30)	-	$(0.10)
Weighted average number of shares	47		47				47		47

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)
(unaudited)

Guidance for the three months ending March 31, 2019
GAAP Net income (loss)	$(28)	-	$(19)
Share-based compensation	4	-	4
Amortization	4	-	4
Restructuring	2	-	2
Interest expense, net	4	-	4
Income tax expense (benefit)	1	-	1
Other	1	-	1
Non-GAAP Operating income (loss)	$(12)	-	$(3)

Note: Amounts may not calculate precisely due to rounding.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.